UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 29, 2012

UMAX GROUP CORP.

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(Exact name of Registrant as specified in its charter)

Nevada --------------------------------- (State or other jurisdiction of incorporation)	333-174334 ------------------------------- (Commission File Number)	99-0364796 ------------------------------------- (IRS Employer Identification No.)

Stawisinskiego 4G/78

Torun, 87-100, Poland

Phone: + 48 601 212 388

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(Address of principal executive offices)

48-601-212-388

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(Registrant's Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On August 29, 2012, UMAX Group Corp., a Nevada corporation (the “Registrant”), was notified by FINRA that its 40 for 1 share dividend or forward stock split of its issued and outstanding common stock to the holders of record as of August 15, 2012 (the “Shareholders”) will become effective as of the start of business on August 30, 2012. The additional shares will be mailed directly to Shareholders without any further action on their part.  As a result of the forward stock split, the Registrant had 97,600,000 shares of common stock issued and outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMAX GROUP CORP.

U
By: /s/ Rafal Lewandowski
Name: Rafal Lewandowski Title: President and Chief Executive Officer and Chief Financial Officer

Date:  September 10, 2012